                                                                    Exhibit 10.6

               OPTION TO ACQUIRE FILMED ENTERTAINMENT PROPERTIES

          THIS AGREEMENT, made in Wildwood, Florida, on February 16, 1993, between Larry Dean Faw, residing at 14400 SW 46th Court, Ocala, Florida (the "Optionor"), and Studio City, Incorporated, a Florida corporation having an office at 22 Seminole Path, Wildwood, Sumter County, Florida (the "Optionee"),

          WHEREIN IT IS MUTUALLY AGREED, AS FOLLOWS:

          1. That, in consideration of ten dollars ($10) and of other good and valuable consideration, evidenced by a Promissory Note, hereto attached, to it in hand paid by the Optionee, the receipt of which is acknowledged, the Optionor agrees, upon the request of the Optionee, or his transferee, provided such request shall be made on or before February 16, 1995, to sell, transfer, convey, assign and deliver to the Optionee, or to his transferee, all of his rights, title and interest of, in one or more of the Optionors filmed entertainment properties, of which the Optionee has a choice to acquire one or more or all the properties hereby attached to this agreement as Exhibit "A".


          2. That the Optionor agrees that any of such filmed entertainment properties, at the time of the exercise of the option given, by this agreement, shall be conveyed and transferred free and clear from all liens, charges, encumbrances and assessments of every nature, and the Optionor shall, within fifteen (15) days after demand furnish and transfer copyright to the Optionee.

          3. That the Optionee is given the exclusive right and option to purchase from the Optionor one or more or all of the filmed entertainment properties mentioned in Exhibit "A", at any time prior to February 16, 1995 (time being the essence of this agreement), for the price of fifty thousand ($50,000) dollars, plus two (2%) percent of the gross revenues produced by the filmed entertainment property for the Optionee for perpetuity in accordance to existing contractual agreements and regulations established by the Writers Guild of America.

          4. That nothing contained in this agreement shall limit, or be deemed to limit, the right of the Optionor, prior to the time of the actual transfer(s) of such property or properties, and that all books and vouchers of the Optionee will be made available to the Optionor during reasonable office hours to confirm the audited transfers of gross revenues due to the Optionor.

          5. That this instrument may be transferred and assigned by the Optionee, and, when so transferred and assigned, this instrument, and all of its parts and provisions, shall inure to the benefit and run in favor of, and be obligatory, upon such transferee, with the same fore and effect as though such transferee had originally been the Optionee herein.

Dated, February 16, 1993, Wildwood, Sumter County, Florida

/s/ Larry D. Faw                        /s/ Studio City, Incorporated
------------------------                -----------------------------
Signature of Optionor                   Signature of Optionee
  Larry Dean Faw                        Studio City, Incorporated


Witnesseth by: /s/ Genevieve H. Faw     /s/ Roger H. Hefler
               --------------------     --------------------------
                   Genevieve H. Faw     Signature of Corporate Officer
                                            Roger H. Hefler


Corporate Seal Affixed Here

                                  EXHIBIT "A"

Stories and Titles Currently Available - Partial List

"Cut Throat Ridge"c1976

"The Plunderers"c1976

"The Last Glider" - Work In Progress

"Silence Awaits" - Work In Progress

"Stihlman and The Firestone" - Work In Progress

"The Orion Murders"c1990

"Battle of Buck Mountain"c1987

"A Delicate Obsession"c1987

"Seven Eleven Sorority Street"c1987

"Happy Bob"c1987

"Ghost Rider"c1984

"Teeth of Lions" - Work In Progress

"Dali" - Work In Progress

"The Hillsville Courthouse Murders"c1978

"The Last Great Adventure"c1978

"Otto"c1975

"Wheels" - Work In Progress

"Freefalling" - Work In Progress

"Like A Butterfly" - Work In Progress

                                  EXHIBIT "B"

Assets and Rights Being Conveyed
--------------------------------
Motion Picture Screen Properties                                      $2,000,000
  under existing Agreements
  (Valuation based on Union minimums, as
  established by the Writers Guild of America,
  with projected 2% of gross profit participation,
  Calculated to $50,000 (Union Min.) plus $200,000     $250,000
  (profit participation) equalling $250,000 per
  motion picture property.)

"Mistaken Identity"c1975                               $250,000
"Mauvais"c1984                                         $250,000
"Love Can Kill"c1985/1993                              $250,000
"Billion Dollar Bunnies"c1984/1993                     $250,000
"The Love Bugs"c1984/1993                              $250,000
"A Touch of Evil"c1984                                 $250,000
"Eyes of Terror"c1983                                  $250,000
"Rail Rider"c1984                                      $250,000


Inventions                                                            $2,400,000
  (1985 Basis valuation of consumer
  products created for manufacture with
  direct ownership of all marketing rights
  and spinoff product components. Calculated
  at $600,000 value per product design.)

  "Enviro Tools"tm                                     $600,000
  "Radius Gauge"tm                                     $600,000
  "Boot Valet"tm                                       $600,000
  "Book Lounge"tm                                      $600,000

Art Concepts                                                            $500,000
  (1988 Basis valuation of consumer
  products based on free form solid
  gold and silver sculptured chess sets
  created for manufacture with direct
  ownership of all marketing rights and
  spinoff product components. Basis
  similar to Franklin Mint product line
  except in valuable metals.)

Wordsmith(tm)(c) Franchise Program                                      $500,000
  (1988 Basis valuation of national
  franchise programs providing services
  to the consumer market with direct
  ownership of all marketing rights and
  spinoff product components.)

  *Wordsmith(tm)(c) successfully operated
  two such franchises which evolved into
  a wholesale operation for three franchises.

                               EXHIBIT "B" - CONT

Assets and Rights Being Conveyed

Motion Picture Screen Properties under option to
  purchase and developed                                            $1,100,000

  (Valuation based on option rights in 1993 for motion picture and television properties under development in accordance with standard industry guidelines, the value of options range from $50,000 to $250,000 in 1993 marketplace.)



  "Swingtime"c1993                           $50,000
  "Whooz Choice"c1985                         50,000
  "The War Lords"c1984                        50,000
  "Captain J Rides Again"c1988                50,000
  "Midnight Blues"c1987                       50,000
  "Belle of Berry Hill"c1986                  50,000
  "Hells Revenge"c1985                        50,000
  "Vendetta"1984                              50,000
  "A Miracle in Tibet"c1986                   50,000
  "The Junkyard Gang"c1986                    50,000
  "The GaNodds"c1988                          50,000
  "So Far From My Heart"c1989                 50,000
  "Water Drop Series"c1993                    50,000
  "Damon Runyon Series"c1993                  50,000
  "Way Off Broadway"c1991                     50,000
  "Paparazzi"c1990                            50,000
  "Love Bugs" Television Game Show c1990      50,000
  "Fright Night"c1988                         50,000
  "Fountain Blue"c1992                        50,000
  "Worlds Greatest Escapes"c1993              50,000
  "Seminole" Mini-Series, c1992/1993          50,000




Contemporary Career Guides(c)(tm) Publishing                        $  500,000
  (1990 valuation of publishing career guides in various
  industries, which are categorized as self help books.
  The first career guide based on careers in the Airline
  Industry is now ready for publication and marketing to
  the consumer marketplace.)

PocIt(c)(tm) Publishing                                             $  225,000
  (1992 valuation of publishing point of purchase
  paperback novelty books and magazines, similar to Globe
  Communications Mini-Mags. A series of Nine Unsolved
  Murders and Disappearances in the United States, where
  a Combined Reward and Movie Contract of $101,000 is
  offered to the person(s) who can solve these mysteries
  and/or lead to the successful conviction of the
  perpetrator(s) in each of these cases.)

                              EXHIBIT "B" - cont


Assets and Rights Being Conveyed


Motion Picture Screen Properties and Television
Production Properties a legal contract and option has
been created to purchase one or more filmed
entertainment properties.                                             $         1,000

(A minimal valuation has been placed on these rights for development, production, and exploitation for any one or combination of fifty-two motion picture and television projects. In disclosure, an interest per project is available to meet production and distribution needs.)



Total Assets and Rights Being Conveyed                                 $    7,226,000

Liabilities, Debt and Costs Being Conveyed


  Start-up Costs (TFC)                            5,250.00
  Expenses 1985-1989                             36,262.34
  Operational Expenses                           44,135.26
  Expenses 1990-1991 Cost From Contract          13,235.22
  Original Equity                                50,000.00
  Carryover Costs                               390,000.00




Total Liabilities, Debt and Costs Being Conveyed                       $   544,132.82


Combined Total of Assets and Liabilities Conveyed                      $ 7,770,132.80


